UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
August 23, 2007 (August 22, 2007)
Date of Report (Date of earliest event reported)
NATIONAL OILWELL VARCO, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12317 (Commission File Number)	76-0475815 (IRS Employer Identification No.)

10000 Richmond Avenue Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
Registrant’s telephone number, including area code: 713-346-7500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On August 22, 2007, National Oilwell Varco, Inc. announced that the board of directors declared a 2-for-1 split of the Company’s common stock in the form of a stock dividend, payable on September 28, 2007 to shareholders of record as of September 7, 2007. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
The following exhibit is provided as part of the information furnished under Item 8.01 of this Current Report on Form 8-K:

99.1	National Oilwell Varco, Inc. press release dated August 22, 2007 announcing a 2-for-1 Stock Split.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2007	NATIONAL OILWELL VARCO, INC.

/s/ Clay C. Williams Clay C. Williams
Sr. Vice President and Chief Financial Officer

Index to Exhibits

99.1	National Oilwell Varco, Inc. press release dated August 22, 2007 announcing a 2-for-1 Stock Split.